April 23, 2021

Summary Prospectus

THE MERGER FUND®
Investor Class Shares (MERFX)
Institutional Class Shares (MERIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information (SAI) and most recent reports to shareholders, online at www.mergerfund.com/filings.html. You can also get this information at no cost by calling the Fund’s transfer agent at (800) 343-8959 or by sending an e-mail request to operations@mergerfund.com. The Fund’s prospectus and SAI, each dated April 23, 2021, each as supplemented from time to time, are incorporated by reference into this summary prospectus.

Investment Objective: The Merger Fund (for purposes of this section, the “Fund”) seeks to achieve capital growth by engaging in merger arbitrage.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. An investor transacting in Institutional Class Shares may be required to pay a commission to a broker.  Shares of the Fund are also available in Investor Class Shares that have different fees and expenses.

Shareholder Fees		Investor		Institutional
(fees paid directly from your investment)		Class		Class

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)		None		None
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)		None		None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)		None		None
Redemption Fee
(as a percentage of amount redeemed)		None		None
Exchange Fee		None		None

Annual Fund Operating Expenses
(expenses that you pay each year as a		Investor		Institutional
percentage of the value of your investment)		Class		Class

Management Fees		1.00%		1.00%
Distribution and/or Service (12b-1) Fees		0.25%		N/A
Total Other Expenses		0.26%		0.22%
Dividends and Interest on Short
Positions and Borrowing Expense
on Securities Sold Short	0.02%		0.02%
Remaining Other Expenses	0.24%		0.20%
Acquired Fund Fees and Expenses(1)		0.05%		0.05%
Total Annual Fund Operating Expenses
Before Fee Waiver(2)		1.56%		1.27%
Fee Waiver(2)		(0.02)%		(0.02)%
Total Annual Fund Operating Expenses
After Fee Waiver(2)		1.54%		1.25%

(1)
Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2)
The Fund’s contractual management fee rate is 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its management fee so that the management fee will be: (i) 1.00% of the first $2 billion in average daily net assets of the Fund; and (ii) 0.93% of the average daily net assets of the Fund above $2 billion. This fee waiver arrangement will apply until April 30, 2022, unless it is terminated at an earlier time by the Fund’s Board of Trustees. The information presented regarding the fee waiver may not correlate to the amounts shown in the Fund’s financial highlights because the financial highlights reflect a different management fee waiver that was in place for the prior fiscal year.

Example: The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the first year of each period in the Example takes into account the fee waiver described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$157	$491	$848	$1,855
Institutional Class Shares	$127	$401	$695	$1,532

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses table above or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2020, the Fund’s portfolio turnover rate was 188% of the average value of its portfolio.

Principal Investment Strategies: Under normal market conditions, the Fund invests at least 80% of its total assets principally in the common stock, preferred stock and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment. Because Westchester Capital Management, LLC (the “Adviser”) typically seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the Adviser believes the merger-arbitrage strategy is designed to provide performance that normally has relatively low correlation with the performance of stock markets.

The Fund may employ a variety of hedging strategies to seek to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options. (To sell a security short, the Fund may borrow the security from a broker or other counterparty and sell it to a third party.  The Fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.) In addition, the Fund may enter into derivative transactions and purchase or sell other instruments of any kind for similar or other hedging purposes, duration management or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the Adviser may seek to hedge the Fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options or other derivative investments.

The Fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). An SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition.

The Fund may also invest in various types of corporate debt obligations, including defaulted securities and obligations of distressed issuers, as part of its merger-arbitrage strategy or for other investment purposes.

In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit and may invest in companies of any market capitalization. The Fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and open-end mutual funds, among others. To the extent that the Fund invests in shares of another investment company or ETF, the Fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments. The Fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with (but are not subject to) the credit quality and duration limits applicable to money market funds under applicable law.

In making merger-arbitrage investments for the Fund, the Adviser is generally guided by the following considerations:

•
securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the possibility of some type of merger or other significant corporate event within a reasonable period of time;

•	before an initial position is established, a preliminary analysis is made of the expected transaction to determine the probability and timing of a successful completion;

•
in deciding whether or to what extent to invest, the Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction;

•	the risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the Fund’s holdings may be adjusted at any time; and

•
the Adviser may invest the Fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the Adviser’s primary considerations include the Adviser’s assessments of the likelihood that the transaction will be successfully completed and the investment’s risk-adjusted profile.

The Fund may also loan portfolio securities to earn income.

The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable. The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The Fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested, and the Fund may not achieve its investment objective.

Principal Risks: You could lose money by investing in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value (“NAV”) and performance, including the following:

Merger-Arbitrage and Event-Driven Risk – Merger-arbitrage and event-driven investing involves the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return. The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy. Accordingly, the Fund has historically underperformed the broad equity markets under certain market conditions, such as some periods when there has been rapid appreciation in the equity markets, and may continue to do so in the future.

Hedging Transactions Risk – The success of the Fund’s hedging strategy, if used, will be subject to, among other things, the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase. There can be no assurance that any hedging transactions will serve their intended purpose or limit the Fund’s exposure to risk or investment losses.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger, reorganization or other event will be completed as expected will prove correct. The success of any strategy employed by the Adviser will depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event. The Adviser or the Fund’s service providers may experience disruptions or operating errors that could adversely affect the Fund’s operations and performance.

Portfolio Turnover Risk – The frequency of the Fund’s transactions will vary from year to year, though merger-arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds. Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to Fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates, when Fund shares are held in a taxable account. Higher costs associated with increased portfolio turnover reduce the Fund’s performance. The Fund normally expects to engage in active and frequent trading and expects to have a high rate (over 100%) of portfolio turnover.

Derivatives Risk – Derivatives, such as options, swaps, futures and forward contracts, may not produce the desired investment results because, for example, they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain positions to avoid losses, exposing the Fund to greater potential risk of loss. In addition, the use of derivatives for non-hedging purposes may be considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

Foreign Investing Risk – Investing in securities of foreign companies or ETFs which invest in securities of foreign companies, may involve more risks than investing in securities of U.S. companies and such investments may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States. These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets) as well as different trading and settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than comparable investments in U.S. companies.

In addition, issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Further, investments in securities denominated or companies receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. A decline in the values of foreign currencies relative to the U.S. dollar will reduce the values of securities held by the Fund and denominated in those currencies.

Debt Securities Risk – Debt securities may fluctuate in value and experience periods of reduced liquidity due to, among other things, changes in interest rates, governmental intervention, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Debt securities may be difficult to value during such periods. Debt securities generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. Debt securities are subject to interest rate risk, which is the risk that when interest rates rise, the values of fixed income debt securities tend to decline. Debt securities have varying levels of sensitivity to changes in interest rates, and the values of securities with longer durations tend to be more sensitive to changes in interest rates. Debt securities are subject to the risk that if interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance. Debt securities are also subject to credit risk, which is the risk that the issuer of an instrument may default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of the Fund’s fixed and floating rate income securities to decline. Securities rated below-investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Lower rated issuers are more likely to default and their securities could become worthless. Below-investment-grade securities are also subject to greater price volatility than investment grade securities. In addition, investments in defaulted securities and obligations of distressed issuers, such as issuers undergoing or expected to undergo bankruptcy, may be illiquid and are considered highly speculative.

The market value of convertible debt securities will also be affected by changes in the price of the underlying equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer’s operating results and credit ratings.

The market values of debt securities issued by companies involved in pending corporate mergers, takeovers or other corporate events, or debt securities that will be repaid in connection with a merger, takeover or other corporate event, may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change of control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of a transaction or other event.

Leveraging Risk – If the Fund employs leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and investing in derivative instruments, the value of the Fund’s shares could be expected to be more volatile. Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage, and the use of leverage will cause any losses the Fund incurs to be greater than they otherwise would have been had the Fund not employed leverage.

Liquidity Risk – Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which the Adviser believes represents current or fair market value. The Fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with the credit quality and duration limits applicable to money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Rule 2a-7”). Such private funds are not registered under the 1940 Act and accordingly, the protections of the 1940 Act (which, among other things, require investment companies to have disinterested directors on their boards and to provide shareholders with a statutory right of redemption) will not apply to such private funds. Additionally, although each such private fund intends to comply with the risk and investment limitations and other provisions of Rule 2a-7, it is not subject to the rule, may not comply with the rule, does not hold itself out as a money market fund within the meaning of the rule, and its investment returns may involve substantially more investment and liquidity risk than a registered investment company relying on and subject to the rule. The Fund’s investments in each such private fund are subject to heightened liquidity risk as the private funds reserve the right to suspend redemptions or postpone the date of payment of redemptions. There are no limits on the Fund’s investments in such private funds but the Fund’s investment in each such vehicle has been, and is expected to be, below 15% of its net asset value.

Short Selling Risk – Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Also, the Fund is required to deposit collateral in connection with such short sales and has to pay a fee to borrow particular securities and will often be obligated to pay to the lender of the security amounts equal to any dividends and accrued interest on the borrowed securities during the period of the short sale. Short sales are also subject to many of the risks described herein under “Derivatives Risk”.

Options Risk – The Fund may engage in a variety of options transactions. When the Fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the Fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. In addition, the Fund may earn premiums from writing call options. For shareholders who hold Fund shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for U.S. federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.

Market Risk – Investment markets can be volatile. Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. The prices of investments can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political, demographic or market conditions. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the Fund more vulnerable to adverse developments affecting those industries or sectors. No hedging or other instrument exists that would allow the Fund to eliminate all of the Fund’s exposure to market volatility. During periods of significant market stress or volatility, the performance of the Fund may correlate to a greater extent with the overall equity markets than it has during periods of less stress and volatility. There can be no assurance that the Fund’s performance will not correlate closely with that of the equity markets during certain periods, such as periods of significant market stress. The Fund’s investments may decline in value if markets perform poorly.

Legal and Regulatory Risk – Legal, tax and regulatory changes could occur and may adversely affect the Fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the Federal Trade Commission (“FTC”), the U.S. Federal Reserve or other domestic or foreign governmental regulatory authorities or self-regulatory organizations that could adversely affect the Fund. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations, such as statutes and regulations governing mergers, takeovers or potential monopolies. Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by adopting rules that may curtail the Fund’s ability to use derivative and other instruments and that may require the Fund to change how it has been managed historically. The Adviser continues to evaluate these measures, and there can be no assurance that they will not adversely affect the Fund and its performance.

SPAC Risk. The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which may be traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in an SPAC is subject a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving the Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; (ix) the values of investments in SPACs may be highly volatile, the Fund may have little or no ability to hedge its exposure to a SPAC investment, and the value of a SPAC investment may depreciate significantly; (x) an investment in a SPAC may include potential conflicts and potential for misalignment of incentives in the structure of the SPAC; and (xi) the growth in SPAC offerings may increase competition for target companies and, as a result, contribute to a decline in deal quality.

Counterparty Risk – A significant risk in certain transactions, such as two-party derivative instruments, securities loans and repurchase agreements, is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. Accordingly, such transactions involve the risk that the Fund will be delayed in or prevented from obtaining payments owed to it. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could, be delayed in or prevented from obtaining payments owed to it, miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions. The use of a central clearing party for certain investments is intended to decrease counterparty risk but will not make these transactions risk free and may increase the overall costs associated with the transaction or involve other risks.

Operational Risk – In addition to the risks associated with the Adviser’s implementation of the Fund’s investment program, the Fund also is subject to operational risk associated with the provision of investment management and other services to the Fund by the Adviser and the Fund’s other service providers. Operational risk includes the risk that deficiencies in the Adviser’s internal systems (including communications and information systems) or controls, or in those of a service provider, including those to whom the Adviser has contractually delegated certain of its responsibilities, may cause losses for the Fund or hinder Fund operations. Operational risk results from inadequate procedures and controls, employee fraud, recordkeeping error, human error, and system failures by the Adviser or a service provider. For example, trading delays or errors caused by the Adviser prevent the Fund from purchasing a security that the Adviser expects will appreciate in value, thus reducing the Fund’s opportunity to benefit from the security’s appreciation. The Adviser is generally not contractually liable to the Fund for operational losses associated with operational risk.

Lower-Rated Securities Risk – Securities rated below investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Other Risks – Certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

Annual Total Returns: The information in the bar chart and table shown below provides some indication of the risks of investing in the Fund but does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. The bar chart shows changes in the Fund’s performance from year to year over a ten-year period for Investor Class shares and the table compares the average annual total returns of the Fund’s shares for the 1-, 5- and 10- year and since inception periods with those of the ICE

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. Institutional Class shares represent an investment in the same portfolio of securities as Investor Class shares. Annual returns would differ only to the extent that Institutional Class shares do not have the same expenses as Investor Class shares. Institutional Class shares are not subject to distribution and/or service (12b-1) fees.

Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Fund’s prior investment adviser. Messrs. Behren and Shannon, the Fund’s current portfolio managers, have served as co-portfolio managers of the Fund since January 2007. The performance results herein reflect the reinvestment of all dividends and distributions.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.westchestercapitalfunds.com.

Total return as of 12/31 for each year

During the ten-year period shown in the above chart, the highest quarterly return was 3.25% (for the quarter ended June 30, 2018) and the lowest quarterly return was -4.00% (for the quarter ended September 30, 2011). For a portion of the periods, the Fund had expense limitations, without which returns would have been lower.

Average Annual Total Returns
for the Periods Ended December 31, 2020

				Since
				Inception
	1 Year	5 Years	10 Years	(1/31/1989)
Investor Class Shares
Return Before Taxes	4.87%	4.68%	3.27%	6.06%
Return After Taxes on Distributions	3.58%	3.99%	2.52%	4.38%
Return After Taxes on Distributions
and Sale of Fund Shares*	2.96%	3.41%	2.30%	4.20%
Institutional Class Shares**
Return Before Taxes	5.15%	5.00%	3.49%	6.13%
ICE BofA Merrill Lynch 3-Month
U.S. Treasury Bill Index
(reflects no deduction for
fees and expenses)	0.67%	1.20%	0.64%	3.03%

*
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor.

**
Performance for Institutional Class shares prior to their inception (8/1/2013) is the historical performance of Investor Class shares, and has not been adjusted for the lower expenses applicable to Institutional Class shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. Investors holding their shares through such tax-advantaged arrangements generally will only be taxed upon withdrawal of monies from the arrangement. After-tax returns are shown for Investor Class shares and after-tax returns for Institutional Class shares will vary.

Investment Adviser: Westchester Capital Management, LLC.

Portfolio Managers: Mr. Roy D. Behren and Mr. Michael T. Shannon have served as co-portfolio managers of the Fund since January 2007. Mr. Behren is Co-Manager and Co-President of the Adviser and Co-President, Treasurer and a Trustee of the Fund. Mr. Shannon is Co-Manager and Co-President of the Adviser and Co-President and a Trustee of the Fund.

Purchase and Sale of Fund Shares: You may purchase or redeem shares on any day when the Fund calculates its NAV. The Fund calculates its NAV on each weekday other than days when the New York Stock Exchange (“NYSE”) is closed for a holiday or is otherwise scheduled to be closed. Shares of the Fund may be purchased by sending a completed application form to The Merger Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701 or through authorized financial intermediaries.

The minimum investment requirements for initial and subsequent investment are as follows:

	Minimum Initial	Subsequent
	Investment	Investments
Investor Class Shares	$2,000*	$0
Institutional Class Shares	$1,000,000	$500

*	In general, there is no minimum investment required for investments in Investor Class shares by qualified retirement plans or investments that are made through omnibus accounts.

Tax Information: The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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